                                                                   EXHIBIT 10.34

                                                                [CONFORMED COPY]

                              FORBEARANCE AGREEMENT

      FORBEARANCE AGREEMENT dated as of November 14, 2001 with respect to the Credit Agreement dated July 23, 1999 (as amended, the "CREDIT AGREEMENT") among Lodgian Financing Corp. (the "BORROWER"), Lodgian, Inc. (the "PARENT"), Impac Hotel Group LLC, Servico, Inc., the affiliate Guarantors party thereto, the Lenders party thereto (the "LENDERS"), Morgan Stanley Senior Funding, Inc., as Administrative Agent (the "ADMINISTRATIVE AGENT"), Collateral Agent, Co-Lead Arranger, Joint Book Manager and Syndication Agent, Lehman Brothers Inc., as Co-Lead Arranger and Joint-Book Manager and Lehman Commercial Paper Inc., as Documentation Agent (collectively with the Administrative Agent, the "AGENTS").

                              W I T N E S S E T H :

      WHEREAS, the Borrower has advised the Agents that it does not believe it will be in compliance with Sections 5.04(a) and 5.04(d) of the Credit Agreement at one or more times on or prior to December 31, 2001, thereby resulting in the case of noncompliance with each such Section in an Event of Default under
Section 6.01(c) of the Credit Agreement (collectively, the "ANYTIME COVENANT DEFAULTS");

      WHEREAS, on October 17, 2001 the Borrower, the Parent, the Lenders and the Agents executed a Forbearance Agreement (the "OCTOBER FORBEARANCE AGREEMENT") pursuant to which, and subject to the conditions set forth therein, the Lenders agreed to temporarily forbear from the exercise of remedies with respect to the Specified Defaults referred to therein (such Specified Defaults, the "QUARTER END COVENANT DEFAULTS" and, together with the Anytime Covenant Defaults, the "DESIGNATED DEFAULTS"); and

      WHEREAS, the Agents and the Lenders have agreed to (i) extend the forbearance agreement contained in the October Forbearance Agreement with respect to the Quarter End Covenant Defaults and (ii) forbear from exercising certain default-related remedies against the Borrower or any other Loan Party under the Loan Documents on account of the Anytime Covenant Defaults, in each case for a limited period of time and upon the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, all capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

SECTION 2. Forbearance. (a) The Agents and the Lenders agree that until the expiration of the Forbearance Period, the Agents and the Lenders will temporarily forbear from the exercise of their default-related remedies against the Borrower or any other Loan Party solely to the extent the availability of such remedies arises exclusively from the Designated Defaults; provided that the Borrower shall comply during the Forbearance Period with all provisions, limitations, restrictions or prohibitions that would otherwise be effective or applicable under any of the Loan Documents during the continuance of any Default or Event of Default. "FORBEARANCE PERIOD" means the period beginning on the Effective Date (as defined in Section 10 below) and ending on the earliest to occur of (any such occurrence being a "TERMINATION EVENT"): (i) December 31, 2001, (ii) the occurrence of any Default other than a Designated Default, (iii) the commencement by any holder of Debt of the Borrower or any of its Subsidiaries (or by any indenture trustee or agent therefor), other than (x) Debt outstanding under the Loan Documents and (y) Debt held by no more than two entities in an aggregate principal amount not in excess of $500,000, of the exercise of any remedy or the taking by any such party of any other action in furtherance of collection or enforcement of any claim or Lien against the Borrower, any such Subsidiary or any of their respective assets, or (iv) failure by the Borrower to comply with any of its obligations under this Agreement or the October Forbearance Agreement. Effective on the Effective Date, this Section 2(a) replaces in its entirety Section 2(a) of the October Forbearance Agreement. Except as modified pursuant to this Section 2(a) and Section 6 herein, all the terms of the October Forbearance Agreement (including without limitation the covenants set forth in Section 5 thereof) remain in full force and effect. (b) Upon a Termination Event, the agreement of the Agents and the Lenders hereunder to forbear from exercising their default-related remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Borrower waives. The Borrower agrees that the Agents and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Loan Documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the Defaults, including, without limitation, the Designated Defaults.

      (c) Any agreement to extend the Forbearance Period must be set forth in writing and signed by the Agents and the Required Lenders.

      (d) THE BORROWER ACKNOWLEDGES AND AGREES THAT THE AGREEMENT OF THE AGENTS AND THE LENDERS HEREUNDER (I) TO FORBEAR FROM EXERCISING THEIR DEFAULT-RELATED REMEDIES WITH RESPECT TO THE DESIGNATED DEFAULTS AND (II) TO PERMIT THE MAKING OF THE PERMITTED BORROWING (AS DEFINED BELOW) AND THE ISSUANCE OF THE PERMITTED LETTERS OF CREDIT (AS DEFINED BELOW), SHALL NOT CONSTITUTE A WAIVER OF SUCH DESIGNATED DEFAULTS AND THAT THE AGENTS AND THE LENDERS EXPRESSLY RESERVE ALL RIGHTS AND REMEDIES THAT THE AGENTS AND THE LENDERS NOW OR MAY IN THE FUTURE HAVE UNDER ANY OR ALL OF THE LOAN DOCUMENTS AND/OR APPLICABLE LAW IN CONNECTION WITH ALL DEFAULTS AND EVENTS OF DEFAULT (INCLUDING WITHOUT LIMITATION THE DESIGNATED DEFAULTS).

      SECTION 3. Permitted Single Working Capital Borrowing and L/C Rollovers. Notwithstanding the occurrence and continuation of the Designated Defaults, the Borrower shall be permitted, subject to the other terms and conditions of the Credit Agreement and solely upon the effectiveness of this Agreement, (i) to make one Working Capital Borrowing on November 15, 2001 in an aggregate principal amount not to exceed $3,000,000 (the "PERMITTED BORROWING") solely for the purposes of paying interest on outstanding Advances that is due and payable under Section 2.07(a) of the Credit Agreement on November 15, 2001 and (ii) solely with respect to Letters of Credit that are outstanding on the Effective Date, to renew such Letters of Credit on the same terms (including without limitation amount but excluding expiration date) and to replace any such Letters of Credit that by their current terms expire with new Letters of Credit having the same terms (including without limitation amount but excluding expiration date) and for the same purposes (such new Letters of Credit, together with such renewed Letters of Credit, the "PERMITTED LETTERS OF CREDIT"). The Company hereby instructs the Administrative Agent to apply the proceeds of the Permitted Borrowing to the payment of such interest and notwithstanding anything to the contrary in Section 6.01(a) of the Credit Agreement, if such interest is not paid in full on November 15, 2001, such failure shall constitute an immediate "Event of Default" under the Credit Agreement. Other than the making of the Permitted Borrowing and the issuance of the Permitted Letters of Credit, the Borrower shall not have the right to obtain and no Lender shall have any obligation to make, issue or renew, any Advance or any Letter of Credit or any other extension of credit under the Credit Agreement or any other Loan Document, without the prior written consent of the Required Lenders.

      SECTION 4. General Release. In consideration of, among other things, the forbearance provided for herein and the receipt of the proceeds of the Permitted Borrowing and the issuance of the Permitted Letters of Credit, the Parent and the Borrower, on behalf of itself and their respective Subsidiaries and its and their successors and assigns (collectively, "RELEASORS"), hereby forever waive, release and discharge to the fullest extent permitted by law any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs, expenses and damages (collectively, the "CLAIMS"), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all of the Agents and any Lender and their respective affiliates, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "RELEASEES"), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Agreement. Acceptance by the Borrower of any Working Capital Advances or other financial accommodations made by the Agents or any Lender after the date hereof (including, without limitation, the accommodations contained in this Agreement) shall constitute a ratification, adoption and confirmation by Releasors of the foregoing general release of all Claims against any Releasee which are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Working Capital Advances or other financial accommodations. In entering into this Agreement, the Borrower has consulted with and been represented by counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of the Credit Agreement and the other Loan Documents and payment in full of all amounts owing thereunder.

      SECTION 5. Representations and Covenants of Borrower. (a) The Borrower represents and warrants that (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents will be true on and as of the Effective Date (assuming for such purposes that this Agreement constitutes a Loan Document) and (ii) no Default or Event of Default will have occurred and be continuing on such date, other than the Designated Defaults. The Borrower confirms that the Credit Agreement and the other Loan Documents are in full force and effect.

      (b) In addition to the information required to be furnished under the Loan Documents and the October Forbearance Agreement to the Agent and the Lender Parties (including without limitation pursuant to Section 5.03 of the Credit Agreement), the Parent will furnish to the Agent and the Lender Parties, within two Business Days after the end of each calendar week, a weekly flash report with respect to such calendar week in the form agreed to between the Parent and the Agents.

      (c) The covenant set forth in subsection (b) above will terminate on December 31, 2001. Any agreement to waive compliance with such covenant while such covenant is in effect must be set forth in writing and signed by the Agents and the Required Lenders.

      SECTION 6. Bi-Weekly Interest Payments. Notwithstanding anything to the contrary in the Credit Agreement, the Borrower shall pay accrued and unpaid interest on the unpaid principal amount of each Advance owing to any Lender under the Credit Agreement on November 15, 2001, November 30, 2001 December 14, 2001 and December 31, 2001, and failure to comply with this Section shall constitute an "Event of Default" under the Credit Agreement.

      SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall constitute a Loan Document.

      SECTION 9. No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agents and the Lenders and their respective successors and assigns. No Person other than the parties hereto and any other Lender, and, in the case of Section 4 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of the Releasees under Section 4 hereof and any other Lender) are hereby expressly disclaimed.

      SECTION 10. Effectiveness. This Agreement shall become effective on the date when the following conditions are met (the "EFFECTIVE DATE"):

            (a) the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

            (b) the Borrower shall have paid all costs and expenses of each Agent (including legal fees and expenses of counsel to the Agents) that have been invoiced on or prior to the Effective Date or the Agents shall have received reasonable assurance from the Borrower that such invoiced costs and expenses will be paid within one Business Day of the Effective Date.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunder duly authorized, as of the first written above.

                               LODGIAN FINANCING CORP.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               LODGIAN, INC.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Secretary


                               MORGAN STANLEY SENIORFUNDING, INC.,
                               as Administrative Agent

                               By: /s/ Stephen Hannan
                                   ---------------------------------------------
                               Title: Vice President


                               LEHMAN COMMERCIAL PAPER INC.,
                               as Documentation Agent

                               By: /s/ Francis X. Gilhool
                                   ---------------------------------------------
                               Title: Authorized Signatory

                               AFFILIATE GUARANTORS AND GRANTORS

                               SERVICO, INC.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               IMPAC HOTEL GROUP, LLC

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               SHEFFIELD MOTEL ENTERPRISES, INC.
                               DOTHAN HOSPITALITY 3053, INC.
                               DOTHAN HOSPITALITY 3071, INC.
                               GADSDEN HOSPITALITY, INC.
                               LODGIAN ANAHEIM INC.
                               LODGIAN ONTARIO INC.
                               SERVICO PENSACOLA, INC.
                               SERVICO PENSACOLA 7200, INC.
                               SERVICO PENSACOLA 7330, INC.
                               SERVICO FT. PIERCE, INC.
                               SERVICO WEST PALM BEACH, INC.
                               SERVICO WINTER HAVEN, INC.
                               ALBANY HOTEL, INC.
                               SERVICO NORTHWOODS, INC.
                               BRUNSWICK MOTEL ENTERPRISES,  INC.
                               SERVICO CEDAR RAPIDS, INC.
                               SERVICO METAIRIE, INC.
                               SERVICO COLUMBIA, INC.
                               SERVICO COLESVILLE, INC.
                               SERVICO MARYLAND, INC.
                               NH MOTEL ENTERPRISES, INC.
                               MINNEAPOLIS MOTEL ENTERPRISES, INC.
                               SERVICO ROSEVILLE, INC.
                               LODGIAN MOUNT LAUREL, INC.
                               SERVICO JAMESTOWN, INC.
                               SERVICO NEW YORK, INC.
                               SERVICO NIAGARA FALLS, INC.
                               SERVICO GRAND ISLAND, INC.
                               FAYETTEVILLE MOTEL ENTERPRISES, INC.
                               APICO INNS OF GREEN TREE, INC.

                               APICO HILLS, INC.
                               SERVICO HILTON HEAD, INC.
                               SERVICO AUSTIN, INC.
                               SERVICO MARKET CENTER, INC.
                               SERVICO HOUSTON, INC.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               AMI OPERATING PARTNERS, L.P.

                               By: AMIOP Acquisition Corp., it general partner

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               SERVICO CENTRE ASSOCIATES, LTD.

                               By: Palm Beach Motel Enterprises,
                                   its general partner

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               LITTLE ROCK LODGING ASSOCIATES I,
                               LIMITED PARTNERSHIP

                               By: Lodgian Richmond SPE Inc.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               ATLANTA HILLSBORO LODGING, LLC
                               LODGIAN RICHMOND L.L.C.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Manager


                               LENDERS:

                               MORGAN STANLEY SENIOR FUNDING, INC.

                               By: /s/ Stephen Hannan
                                   ---------------------------------------------
                               Title: Vice President

                               BLACK DIAMOND CLO 1998-1 LTD.


                               By: /s/ Alan Corkish
                                   ---------------------------------------------
                               Title: Director

                               BLACK DIAMOND CLO 2000-1 LTD.


                               By: /s/ Alan Corkish
                                   ---------------------------------------------
                               Title: Director

                               BLACK DIAMOND INTERNATIONAL FUNDING, LTD.


                               By: /s/ Alan Corkish
                                   ---------------------------------------------
                               Title: Director

                               BLUE SQUARE FUNDING LIMITED SERIES 3

                               By: Bankers Trust Company
                                   as Trustee


                               By: /s/ Susan Anderson
                                   ---------------------------------------------
                               Title: Assistant Vice President

                               ELF FUNDING TRUST I

                               By: Highland Capital Management, L.P.
                                   as Collateral Manager


                               By: /s/ Todd Travers
                                   ---------------------------------------------
                               Title: Senior Portfolio Manager

                               EMERALD ORCHARD LIMITED


                               By: /s/ Dana Schwalie
                                   ---------------------------------------------
                               Title: Attorney-In-Fact

                               GLENEAGLES TRADING LLC


                               By: /s/ Ann E. Morris
                                   ---------------------------------------------
                               Title: Assistant Vice President

                               HIGHLAND LEGACY LIMITED

                               By: Highland Capital Management, L.P.
                                   as Collateral Manager


                               By: /s/ Todd Travers
                                   ---------------------------------------------
                               Title: Senior Portfolio Manager

                               KZH HIGHLAND-2 LLC


                               By: /s/ Susan Lee
                                   ---------------------------------------------
                               Title: Authorized Agent

                               KZH STERLING LLC


                               By: /s/ Susan Lee
                                   ---------------------------------------------
                               Title: Authorized Agent

                               LEHMAN BROTHERS


                               By: /s/ Francis X. Gilhool
                                   ---------------------------------------------
                               Title: Authorized Signatory

                               LONG LANE MASTER TRUST IV

                               By: Fleet National Bank
                                   as Trust Administrator


                               By: /s/ Kevin Kerns
                                   ---------------------------------------------
                               Title: Managing Director

                               ML CBO IV (CAYMAN) LTD.

                               By: Highland Capital Management, L.P.
                                   as Collateral Manager


                               By: /s/ Todd Travers
                                   ---------------------------------------------
                               Title: Senior Portfolio Manager

                               SRV-HIGHLAND, INC.


                               By: /s/ Ann E. Morris
                                   ---------------------------------------------
                               Title: Assistant Vice President

                               TRANSAMERICA EQUIPMENT FINANCIAL
                               SERVICES CORPORATION


                               By: /s/ Ron Linn
                                   ---------------------------------------------
                               Title: Vice President, Region Credit Manager

                                     CONSENT

                                                   Dated as of November 14, 2001

      Each of the undersigned as a Loan Party under the Credit Agreement referred to in the foregoing Forbearance Agreement, hereby consents to such Forbearance Agreement and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Forbearance Agreement, each Loan Document to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                               SERVICO, INC.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               IMPAC HOTEL GROUP, LLC

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               SHEFFIELD MOTEL ENTERPRISES, INC.
                               DOTHAN HOSPITALITY 3053, INC.
                               DOTHAN HOSPITALITY 3071, INC.
                               GADSDEN HOSPITALITY, INC.
                               LODGIAN ANAHEIM INC.
                               LODGIAN ONTARIO INC.
                               SERVICO PENSACOLA, INC.
                               SERVICO PENSACOLA 7200, INC.
                               SERVICO PENSACOLA 7330, INC.
                               SERVICO FT. PIERCE, INC.
                               SERVICO WEST PALM BEACH, INC.
                               SERVICO WINTER HAVEN, INC.

                               ALBANY HOTEL, INC.
                               SERVICO NORTHWOODS, INC.
                               BRUNSWICK MOTEL ENTERPRISES, INC.
                               SERVICO CEDAR RAPIDS, INC.
                               SERVICO METAIRIE, INC.
                               SERVICO COLUMBIA, INC.
                               SERVICO COLESVILLE, INC.
                               SERVICO MARYLAND, INC.
                               NH MOTEL ENTERPRISES, INC.
                               MINNEAPOLIS MOTEL ENTERPRISES, INC.
                               SERVICO ROSEVILLE, INC.
                               LODGIAN MOUNT LAUREL, INC.
                               SERVICO JAMESTOWN, INC.
                               SERVICO NEW YORK, INC.
                               SERVICO NIAGARA FALLS, INC.
                               SERVICO GRAND ISLAND, INC.
                               FAYETTEVILLE MOTEL ENTERPRISES, INC.
                               APICO INNS OF GREEN TREE, INC.
                               APICO HILLS, INC.
                               SERVICO HILTON HEAD, INC.
                               SERVICO AUSTIN, INC.
                               SERVICO MARKET CENTER, INC.
                               SERVICO HOUSTON, INC.

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               AMI OPERATING PARTNERS, L.P.

                               By: AMIOP Acquisition Corp., it general partner

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President


                               SERVICO CENTRE ASSOCIATES, LTD.

                               By: Palm Beach Motel Enterprises, its general partner

                               By: /s/ Daniel E. Ellis
                                   ---------------------------------------------
                               Title: Vice President

                               LITTLE ROCK LODGING ASSOCIATES I,
                               LIMITED PARTNERSHIP

                               By: Lodgian Richmond SPE Inc.

                               By: /s/ Daniel E. Ellis
                               Title: Vice President

                               ATLANTA HILLSBORO LODGING, LLC
                               LODGIAN RICHMOND L.L.C.

                               By: /s/ Daniel E. Ellis
                               Title: Manager